SEVENTH AMENDMENT
TO THE
CREDIT AGREEMENT
among
FORD MOTOR COMPANY,
The Subsidiary Borrowers from Time to Time Parties Thereto,
The Several Lenders from Time to Time Parties Thereto,
and
JPMORGAN CHASE BANK, N.A.
as Administrative Agent
Dated as of December 15, 2006

as Amended and Restated as of November 24, 2009,
amended by the Fifth Amendment dated as of March 31, 2011,
and amended by the Sixth Amendment dated as of September 28, 2011.

J.P. MORGAN SECURITIES LLC,
BARCLAYS CAPITAL,
BNP PARIBAS SECURITIES CORP.,
CITIGROUP GLOBAL MARKETS INC.,
DEUTSCHE BANK SECURITIES INC.,
GOLDMAN SACHS LENDING PARTNERS LLC,
HSBC SECURITIES (USA) INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
MORGAN STANLEY MUFG LOAN PARTNERS LLC,
RBC CAPITAL MARKETS,
RBS SECURITIES INC.,
SUMITOMO MITSUI BANKING CORPORATION,
as Bookrunners and Lead Arrangers
BANK OF AMERICA, N.A.
BARCLAYS CAPITAL,
BNP PARIBAS,
CITIBANK, N.A.,
DEUTSCHE BANK SECURITIES INC.,
GOLDMAN SACHS LENDING PARTNERS LLC,
HSBC SECURITIES (USA) INC.
MORGAN STANLEY MUFG LOAN PARTNERS LLC,
ROYAL BANK OF CANADA,
THE ROYAL BANK OF SCOTLAND PLC,
SUMITOMO MITSUI BANKING CORPORATION,
as Co-Syndication Agents
SEVENTH AMENDMENT dated as of March 15, 2012 (this “Amendment Agreement”) to the Credit Agreement dated as of December 15, 2006 and amended and restated as of November 24, 2009 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended, supplemented or otherwise modified by this Amendment Agreement, the “Credit Agreement”) among Ford Motor Company (the “Company”), the Subsidiary Borrowers (as defined in the Existing Credit Agreement) from time to time party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the other agents parties thereto. Unless otherwise defined herein, terms defined in the Existing Credit Agreement and used herein shall have the meanings given to them in the Existing Credit Agreement.
WHEREAS, the Company has requested an amendment to the Existing Credit Agreement pursuant to which (a) some or all of the existing Revolving Lenders will agree to extend, to November 30, 2015, the maturity of, and increase, decrease or maintain, as applicable, the amount of, their Revolving Commitments, (b) certain financial institutions not currently Revolving Lenders will become Revolving Lenders with Revolving Commitments maturing on November 30, 2015 and (c) certain provisions of the Existing Credit Agreement, including provisions relating to incremental facilities, restricted payments, assets sales, fundamental changes and liens will be amended; and
WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend, as of the Amendment Effective Date (as defined in Section 4 below), the Existing Credit Agreement and to enter into certain other agreements set forth herein, in each case subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendment of the Existing Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)        the following defined terms in Section 1.1:
“2011 Canadian Revolving Commitment”, “2011 Canadian Revolving Facility”, “2011 Canadian Revolving Lender”, “2011 Canadian Revolving Loans”, “2011 Canadian Revolving Percentage”, “2011 Domestic Revolving Commitment”, “2011 Domestic Revolving Facility”, “2011 Domestic Revolving Lender”, “2011 Domestic Revolving Loans”, “2011 Domestic Revolving Percentage”, “2011 Multicurrency Revolving Commitment”, “2011 Multicurrency Revolving Facility”, “2011 Multicurrency Revolving Lender”, “2011 Multicurrency Revolving Loans”, “2011 Multicurrency Revolving Percentage”, “2011 Revolving Commitments”, “2011 Revolving Facility”, “2011 Revolving Lenders”, “2011 Revolving Loans”, “2011 Revolving Termination Date”, “Total 2011 Revolving Commitments” and “Total 2011 Revolving Extensions of Credit”

shall be redefined as:
“2013 Canadian Revolving Commitment”, “2013 Canadian Revolving Facility”, “2013 Canadian Revolving Lender”, “2013 Canadian Revolving Loans”, “2013 Canadian Revolving Percentage”, “2013 Domestic Revolving Commitment” (as amended pursuant to clause (c) below), “2013 Domestic Revolving Facility”, “2013 Domestic Revolving Lender”, “2013 Domestic Revolving Loans”, “2013 Domestic Revolving Percentage”, “2013 Multicurrency Revolving Commitment”, “2013 Multicurrency Revolving Facility”, “2013 Multicurrency Revolving Lender”, “2013 Multicurrency Revolving Loans”, “2013 Multicurrency Revolving Percentage”, “2013 Revolving Commitments”, “2013 Revolving Facility”, “2013 Revolving Lenders”, “2013 Revolving Loans”, “2013 Revolving Termination Date”, “Total 2013 Revolving Commitments” and “Total 2013 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.
(b)        the following defined terms in Section 1.1:
“2013 Canadian Revolving Commitment”, “2013 Canadian Revolving Facility”, “2013 Canadian Revolving Lender”, “2013 Canadian Revolving Loans”, “2013 Canadian Revolving Percentage”, “2013 Domestic Revolving Commitment”, “2013 Domestic Revolving Facility”, “2013 Domestic Revolving Lender”, “2013 Domestic Revolving Loans”, “2013 Domestic Revolving Percentage”, “2013 Multicurrency Revolving Commitment”, “2013 Multicurrency Revolving Facility”, “2013 Multicurrency Revolving Lender”, “2013 Multicurrency Revolving Loans”, “2013 Multicurrency Revolving Percentage”, “2013 Revolving Commitments”, “2013 Revolving Facility”, “2013 Revolving Lenders”, “2013 Revolving Loans”, “Total 2013 Revolving Commitments” and “Total 2013 Revolving Extensions of Credit”,
shall be redefined as:
“2015 Canadian Revolving Commitment”, “2015 Canadian Revolving Facility”, “2015 Canadian Revolving Lender”, “2015 Canadian Revolving Loans”, “2015 Canadian Revolving Percentage”, “2015 Domestic Revolving Commitment”, “2015 Domestic Revolving Facility”, “2015 Domestic Revolving Lender”, “2015 Domestic Revolving Loans”, “2015 Domestic Revolving Percentage”, “2015 Multicurrency Revolving Commitment”, “2015 Multicurrency Revolving Facility”, “2015 Multicurrency Revolving Lender”, “2015 Multicurrency Revolving Loans”, “2015 Multicurrency Revolving Percentage”, “2015 Revolving Commitments”, “2015 Revolving Facility”, “2015 Revolving Lenders”, “2015 Revolving Loans”, “Total 2015 Revolving Commitments” and “Total 2015 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.

(c)        each of the definitions of “2011 Domestic Revolving Commitment”, “Applicable Available Domestic Revolving Commitments”, “Applicable Domestic Revolving Lenders”, “Domestic Revolving Extensions of Credit” and “L/C Participants” in Section 1.1 and each of Sections 2.4(a), 2.6(a), 2.8(a), 2.10(a), 2.11(a), 2.14(a), 3.1(a), 3.3, 3.4(a) and 3.4(d) shall be amended by replacing each instance of the words “December 3, 2009” therein with “the Seventh Amendment Effective Date”.
(d)        the definition of “ABR” in Section 1.1 shall be amended and restated in its entirely as follows:
“‘ABR’: for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the highest of (a)(i) the Prime Rate in effect on such day or (ii) in the case of Canadian Revolving Loans denominated in Dollars, the US Base Rate (Canada) in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Eurocurrency Rate for a one-month Interest Period determined on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the avoidance of doubt, for purposes of calculating ABR, the Eurocurrency Rate for any day shall be based on Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) as of 11:00 A.M., London time, on such day. Any change in the ABR due to a change in the Prime Rate, the US Base Rate (Canada), the Federal Funds Effective Rate or the Eurocurrency Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the US Base Rate (Canada), the Federal Funds Effective Rate or the Eurocurrency Rate, respectively.”
(e)        the definition of “Applicable Margin” in Section 1.1 shall be amended by amending and restating clause (b)(ii) thereof to read in its entirety as follows (including, for the avoidance of doubt, the deletion of the proviso of the end of such clause (b)(ii)):
“thereafter, the rate per annum set forth under the relevant column heading in the table applicable to the 2013 Revolving Facility or 2015 Revolving Facility, as the case may be, in the Pricing Grid.”
(f)        the definition of “Cumulative Growth Amount” in Section 1.1 shall be amended by replacing “50%” in clause (i) thereof with “75%”.
(g)        the definition of “Eurocurrency Base Rate” in Section 1.1 shall be amended by (i) replacing the expression “the applicable page of the Telerate screen” appearing therein with “Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market)” and (ii) replacing the expression “such page of the Telerate screen (or otherwise on such screen)” appearing therein with “Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market)”.
(h)        the definition of “Excluded Subsidiary” in Section 1.1 shall be amended by (i) replacing the word “and” following the words “Foreign Subsidiary” in clause (d) thereof with a comma and (ii) adding the following language at the end of such definition:
“and (f) from and after the Collateral Release Date, any Foreign Subsidiary Holding Company.”
(i)        the definition of “Facility Fee Rate” in Section 1.1 shall be amended by amending and restating clause (b) thereof to read in its entirety as follows:
“thereafter, the rate per annum set forth under the relevant column heading in the table applicable to the 2013 Revolving Facility or 2015 Revolving Facility, as the case may be, in the Pricing Grid.”
(j)        the definition of “Facility Rating” in Section 1.1 shall be amended and restated in its entirety as follows:
“‘Facility Rating’: as of any date, the credit rating of Moody’s, S&P or Fitch, as applicable, for the Facility.
(k)        the definition of “Initial Subsidiary Guarantor” in Section 1.1 shall be amended by deleting the word “Domestic” therefrom.
(l)        the definition of “Permitted Additional Notes” shall be amended by replacing the words “Term Loan Maturity Date as in effect on the Closing Date” with the words “Revolving Termination Date with respect to 2015 Revolving Commitments as in effect on the Seventh Amendment Effective Date”.
(m)        the definition of “Permitted Additional Senior Facilities” in Section 1.1 shall be amended and restated in its entirety as follows:
“‘Permitted Additional Senior Facilities’: additional revolving credit facilities of (or guaranteed by) the Company and any Indebtedness incurred (or other extensions of credit made) thereunder satisfying the conditions set forth in Section 2.32 with respect to the establishment of an Incremental Revolving Facility; provided that (a) a certificate of a Responsible Officer of the Company is delivered to the Administrative Agent at least five Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the establishment of such facility, together with a description of the material terms and conditions thereof or drafts of the documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirement and such terms and conditions shall be deemed to satisfy the foregoing requirement unless the Administrative Agent notifies the Company within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees), (b) such facility is established pursuant to a separate agreement or instrument with the lenders thereof and (c) such facility has been designated as “Additional Credit Agreement Debt” pursuant to the Collateral Trust Agreement.”
(n)        the definition of “Permitted Lien” in Section 1.1 shall be amended by:
(i)    amending and restating clause (o) thereof to read in its entirety as follows:
“(o)     prior to the Collateral Release Date, Liens created pursuant to (and Liens permitted by) the Collateral Trust Agreement and the Security Documents (other than in respect of Permitted Second Lien Debt and including, for the avoidance of doubt, Permitted First Lien Non-Loan Exposure); provided that (i) the aggregate Outstanding Amount, without duplication, of Incremental Revolving Facilities, Revolving Commitment Increases, Permitted Additional Notes and Permitted Additional Senior Facilities (including unused commitments under any Incremental Revolving Facility, Revolving Commitment Increase or Permitted Additional Senior Facility) secured by Liens permitted under this clause (o) shall not at any time exceed the excess, if any, of (x) $12,000,000,000 over (y) the aggregate amount of the 2013 Revolving Commitments and the 2015 Revolving Commitments (before giving effect to any Revolving Commitment Increases) and (ii) the aggregate Outstanding Amount, without duplication, of Permitted Additional Notes and Permitted Additional Senior Facilities (including unused commitments under any Permitted Additional Senior Facility) secured by Liens permitted by this clause (o) shall not at any time exceed 33% of the aggregate amount, without duplication, of such Permitted Additional Notes and Permitted Additional Senior Facilities (including unused commitments under any such Permitted Additional Senior Facility) and the 2013 Revolving Commitments, the 2015 Revolving Commitments and any Incremental Revolving Commitments;”
(ii)     amending clause (p) thereof by inserting the expression “prior to the Collateral Release Date,” at the beginning thereof.
(iii)     amending and restating clause (x) thereof to read in its entirety as follows:
“(x)    Liens not otherwise permitted by the foregoing clauses securing obligations or other liabilities of the Company or any Subsidiary Guarantor; provided that the Outstanding Amount of all such obligations and liabilities shall not exceed, at any time, (1) prior to the Collateral Release Date, $500,000,000 and (2) from and after the Collateral Release Date, 7.5% of Consolidated Net Tangible Automotive Assets at such time.”
(o)        the definition of “Revolving Termination Date ” in Section 1.1 shall be amended and restated to read in its entirety as follows:

“‘Revolving Termination Date’: as to any Lender, with respect to 2013 Revolving Commitments, initially November 30, 2013 and with respect to 2015 Revolving Commitments, initially November 30, 2015, in each case as such date for such Lender may be extended from time to time pursuant to Section 2.33.”
(p)        Section 1.1 shall be amended by inserting the following definitions in their alphabetical location therein:
‘Foreign Subsidiary Holding Company’: a Subsidiary substantially all of the Net Book Value of whose assets consists of Capital Stock of Foreign Subsidiaries.
‘Guarantee Reinstatement Date’: the first date following the Collateral Release Date or any Guarantee Release Date on which the Index Debt fails to maintain at least two of the following three ratings: at least Baa3 by Moody’s, at least BBB- by Fitch and/or at least BBB- by S&P.
‘Guarantee Release Date’: the first date following any Guarantee Reinstatement Date on which the Index Debt has at least two of the following three ratings: at least Baa3 by Moody’s, at least BBB- by Fitch and/or at least BBB- by S&P.
‘New Guarantee’: a Guarantee Agreement to be executed and delivered by (a) each Principal Domestic Subsidiary and (b) each Initial Subsidiary Guarantor that is then a Domestic Subsidiary and not a Foreign Subsidiary Holding Company, pursuant to Section 6.7(a) (as modified pursuant to Section 10.15(d)(viii)) upon the occurrence of a Guarantee Reinstatement Date, substantially in the form of Exhibit V.
‘New Guarantee Period’: a period from and including the 30th day after any Guarantee Reinstatement Date to but excluding the following Guarantee Release Date, if any.
‘New Guarantee Requirement Period’: a period from and including any Guarantee Reinstatement Date to but excluding the following Guarantee Release Date, if any.
‘New Guarantor’: at any time, a Subsidiary that is a party to a New Guarantee at such time.
‘Principal Domestic Subsidiary’: a Domestic Subsidiary of the Company (other than any Excluded Subsidiary) (a) that has Consolidated Total Assets with a Net Book Value in excess of $500,000,000 as of the most recent audited annual financial statements delivered pursuant to Section 6.1 and (b) with respect to which the Company directly or indirectly owns 80% or more of the Capital Stock or Voting Stock of such Domestic Subsidiary and the remaining Capital Stock of which is not publicly held.
‘Seventh Amendment Effective Date’: March [ ], 2012.’

‘Significant New Guarantor’: on any date of determination, each New Guarantor (a) whose total assets at the last day of the four fiscal quarters ending on the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.1 were equal to or greater than 10% of the sum of (i) the Consolidated Total Automotive Assets at such date plus (ii) the equity value of the Capital Stock of FMCC owned, directly or indirectly, by the Company as reflected in the most recent financial statements of FMCC delivered pursuant to Section 6.2 or, after the Collateral Release Date, filed with the SEC or (b) for the purpose of any particular representation, covenant or default in this Agreement, that, when combined with each other New Guarantor that has breached such representation or covenant or is the subject of such default, would constitute a Significant New Guarantor under the foregoing clause (a).”
(q)        Section 2.2(a) shall be amended and restated to read in its entirety as follows:
“(a)    The Revolving Commitments under each Revolving Facility as in effect immediately prior to the Seventh Amendment Effective Date shall remain in effect until the Seventh Amendment Effective Date. Immediately following the Seventh Amendment Effective Date, the Revolving Commitments set forth in Schedule 1.1A under the heading “Following the Seventh Amendment” shall take effect, and all Revolving Extensions of Credit by Lenders with 2015 Revolving Commitments shall automatically become Revolving Extensions of Credit under the corresponding 2015 Revolving Facilities.”
(r)        each of Sections 2.2(b), 2.2(c) (including the proviso at the end thereof) and 2.31 shall be amended and restated to read in its entirety as follows:
“[Reserved]”
(s)        Section 2.16 shall be amended by adding a new clause (d) at the end thereof, to read in its entirety as follows:
“(d) Any 2013 Revolving Lender may at any time or from time to time after the Seventh Amendment Effective Date and prior to the Revolving Termination Date in respect of the 2013 Revolving Facilities, with the written consent of the Company, by written notice to the Administrative Agent and the Company, convert all or any portion of its 2013 Revolving Commitments under any 2013 Revolving Facility or Facilities into 2015 Revolving Commitments under the corresponding 2015 Revolving Facility or Facilities; provided that (i) after giving effect to any such conversion and any prepayment of the 2013 Revolving Loans (which may include a non pro rata prepayment of the 2013 Revolving Loans of the converting 2013 Revolving Lender), the 2013 Revolving Loans under the applicable 2013 Revolving Facility or Facilities shall not exceed the 2013 Revolving Commitments under such 2013 Revolving Facility or Facilities and the Total 2013 Revolving Extensions of Credit shall not exceed the Total 2013 Revolving Commitments then in effect, (ii) at the time of such conversion no Default or Event of Default shall have occurred and be continuing and (iii) in the case of any conversion of less than all of such Lender’s

2013 Revolving Commitments, the aggregate amount of such Lender’s 2013 Revolving Commitments to be converted shall be in a minimum amount of $25,000,000 and an integral multiple of $5,000,000. Each notice from a 2013 Revolving Lender pursuant to this paragraph (d) shall set forth the amount of 2013 Revolving Commitments under each 2013 Revolving Facility to be converted into 2015 Revolving Commitments under the corresponding 2015 Revolving Facility and the date of such conversion (which shall be at least three Business Days after the date of such notice) and shall also set forth the consent of the Company to such conversion. On the date of any such conversion, the relevant 2013 Revolving Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine are necessary in order to cause, after giving effect to such conversion and any application of any such amounts to prepay Revolving Loans under the 2013 Revolving Facility or Facilities of the converting Revolving Lender in effect prior to such conversion (which prepayments may be non pro rata), the Revolving Loans under each Revolving Facility to be held ratably by all Revolving Lenders under such Revolving Facility in accordance with their respective Revolving Commitments under such Revolving Facility after giving effect to such conversion.”
(t)        Section 2.29(b) shall be amended by amending and restating the proviso at the end of the first sentence thereof to read in its entirety as follows:
“provided that to the extent that any termination under clause (i) or (ii) of this Section 2.29(b) would cause the Domestic Revolving Extensions of Credit of any (x) 2013 Domestic Revolving Lender to exceed the 2013 Domestic Revolving Commitments of such 2013 Domestic Revolving Lender or (y) 2015 Domestic Revolving Lender to exceed the 2015 Domestic Revolving Commitments of such 2015 Domestic Revolving Lender, the Company shall repay 2013 Domestic Revolving Loans or 2015 Domestic Revolving Loans, as the case may be, so as to eliminate such excess.”
(u)        Section 2.32(a) shall be amended by amending and restating clause (1) of the proviso therein to read in its entirety as follows:
“(1) after giving effect to such Revolving Commitment Increase or Incremental Revolving Facility (including the incurrence of any Incremental Revolving Loans on the applicable Revolving Commitment Increase Date or Incremental Revolving Facility Closing Date and use of proceeds thereof), (x) no Default or Event of Default shall be continuing, (y) prior to the Collateral Release Date, the Borrowing Base Coverage Ratio (assuming the applicable Revolving Commitment Increase or Incremental Revolving Facility is fully drawn) shall be at least 1.00 to 1.00 and (z) the aggregate amount of Revolving Commitments plus, prior to the Collateral Release Date, the Outstanding Amount of Permitted Additional Notes and Permitted Additional Senior Facilities (including unused commitments under any Permitted Additional Senior Facility), shall not exceed $12,000,000,000,”
(v)        Section 3.4(d) shall be amended by adding, in the proviso to the penultimate sentence thereof following the expression “Domestic Revolving Extensions of Credit”, the expression “in respect of the 2015 Domestic Revolving Facility”.
(w)        Section 7.3 shall be amended and restated to read in its entirety as follows:
“7.3     Liens. (a) Prior to the Collateral Release Date, the Company will not, nor will it permit any Subsidiary Guarantor to, create, incur, assume or suffer to exist any Lien upon any of the Collateral except Permitted Liens.
(b)    From and after the Collateral Release Date, the Company will not, and will not permit (i) any Initial Subsidiary Guarantor that is then a Domestic Subsidiary and not a Foreign Subsidiary Holding Company or (ii) any Principal Domestic Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its assets except Permitted Liens.”
(x)        each of Sections 7.5(a), 7.5(b), 7.5(c) 7.5(e), 7.5(g), 7.5(h), 7.5(i) and 7.6 shall be amended by replacing the word “The” at the beginning thereof with the expression “Prior to the Collateral Release Date, the”.
(y)        Section 7.5 shall be amended by adding, immediately after subsection 7.5(i), a new subsection 7.5(j) to read in its entirety as follows:
“(j) All or Substantially All Assets. From and after the Collateral Release Date, the Company shall not, nor shall it permit its Significant Guarantors to, Dispose of all or substantially all of the assets of the Company and its Subsidiaries, on a consolidated basis, other than pursuant to a transaction permitted under Section 7.7(a).”

(z)        each of Sections 7.6(f) and 7.6(g) shall be amended by replacing each instance of the words “Amendment and Restatement Effective Date” therein with “Seventh Amendment Effective Date”.
(aa)         Section 10.15(d) shall be amended and restated in its entirety to read as follows:
“(d)     from and after the Collateral Release Date:

(i)     the definition of “Available Liquidity” in Section 1.1 shall be amended and restated to read in its entirety as follows:

“‘Available Liquidity’: as of any date of determination, the sum of (a) the Total Available Revolving Commitments (including any unused commitment under any Incremental Revolving Facility or any Permitted Additional Senior Facility) plus (b) “automotive gross cash” reported in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, filed with the SEC (excluding such amounts held or owned by Foreign Subsidiaries).”;

(ii)     the definition of “Loan Documents” in Section 1.1 shall be amended and restated to read in its entirety as follows:

“‘Loan Documents’: (i) this Agreement, the Guarantee, the Notes and each Joinder Agreement, (ii) during any New Guarantee Period, the New Guarantee and (iii) any amendment, waiver, supplement or other modification to any of the foregoing.”;

(iii)    the definition of “Loan Parties” in Section 1.1 shall be amended and restated to read in its entirety as follows:

“‘Loan Parties’: the Company, each Subsidiary Borrower and any New Guarantor.”;

(iv)    the definition of “Notice of Acceleration” in Section 1.1 shall be amended and restated to read in its entirety as follows:

“‘Notice of Acceleration’: either (i) a notice delivered by the Administrative Agent to the Company pursuant to clause (B) of Section 8 or (ii) the occurrence and continuation of an Event of Default under clause (A) of Section 8. ”

(v)    the definition of “Obligations” in Section 1.1 shall be amended and restated to read in its entirety as follow:

“‘Obligations’: collectively, the unpaid principal of and interest on the Loans, Acceptance Obligations and Reimbursement Obligations and all other obligations and liabilities of the Company or any Subsidiary Borrowers (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and Reimbursement Obligations and Post-Petition Interest) to the Administrative Agent, any Lender or any Issuing Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Documents, any Letter of Credit, banker’s acceptance or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, prepayment premiums, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the Lenders or the Issuing Lenders that are required to be paid by the Company or any of the Subsidiary Borrowers pursuant to the terms of any of the foregoing agreements).”

(vi)    Section 1.1 shall be amended by inserting the following definitions of “Bankruptcy Code”, “Bankruptcy Law”, “Insolvency Proceeding” and “Post Petition Interest” in their respective alphabetical locations therein:

“‘Bankruptcy Code’: the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.”

“‘Bankruptcy Law’: each of the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.”

“‘Insolvency Proceeding’: each of the following, in each case with respect to the Company or any other Loan Party or any property or Indebtedness of the Company or any other Loan Party: (a)(i) any voluntary or involuntary case or proceeding under any Bankruptcy Law or any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, (ii) any case or proceeding seeking receivership, liquidation, reorganization, winding up or other similar case or proceeding, (iii) any case or proceeding seeking arrangement, adjustment, protection, relief or composition of any debt and (iv) any case or proceeding seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official and (b) any general assignment for the benefit of creditors.”

“‘Post-Petition Interest’: all interest (or entitlement to fees or expenses or other charges) accruing or that would have accrued after the commencement of any Insolvency Proceeding, irrespective of whether a claim for post-filing or petition interest (or entitlement to fees or expenses or other charges) is allowed in any such Insolvency Proceeding.”

(vii)    each of Sections 2.4(a)(ii), 2.6(a)(ii), 2.8(a)(ii), 2.10(a)(iii), 2.11(a)(iii)(A) and 2.14(a)(i) shall be amended by replacing the words “the Outstanding Amount of Borrowing Base Debt shall not exceed the Borrowing Base at such time” with “[Reserved]”;

(viii)    Section 3.1(a)(i)(D) shall be amended by replacing the words “the Outstanding Amount of Borrowing Base Debt would exceed the Borrowing Base at such date” with “[Reserved]”;

(ix)     each of Sections 4.14, 5.2(d), 6.2, 7.1 and 8(i) shall be amended and restated to read in its entirety as follows:

“[Reserved.]”;

(x)     Section 6.3 shall be amended and restated to read in its entirety as follows:

“Compliance Certificates. The Company shall deliver to the Administrative Agent concurrently with the delivery of any financial statements pursuant to Section 6.1, a Compliance Certificate of a Responsible Officer (i) stating that, to the best of such Responsible Officer’s knowledge, no Default or Event of Default has occurred and is continuing as of the date of such certificate, except as specified in such certificate, and (ii) unless the Total Available Revolving Commitment (including any unused commitment under any Incremental Revolving Facility or any Permitted Additional Senior Facility) is equal to or greater than $4,000,000,000, containing a calculation of Available Liquidity as of the last day of the fiscal period covered by such financial statements.”;

(xi)    Section 6.7 shall be amended and restated to read in its entirety as follows:

“6.7. New Guarantee. (a) Within 30 days after any Guarantee Reinstatement Date, the Company shall deliver, or cause to be delivered, to the Administrative Agent the New Guarantee, executed and delivered by (i) each Principal Domestic Subsidiary and (ii) each Initial Subsidiary Guarantor that is then a Domestic Subsidiary and not a Foreign Subsidiary Holding Company, together with customary secretary’s certificates, resolutions and legal opinions.
(b)    During any New Guarantee Requirement Period, within 30 days after the formation or acquisition of any Principal Domestic Subsidiary (or the making of a single investment or a series of related investments having a value (determined by reference to Net Book Value, in the case of an investment of assets) of $500,000,000 or more in the aggregate by the Company or a Principal Domestic Subsidiary, directly or indirectly, in a Domestic Subsidiary (other than an Excluded Subsidiary) that is not a Principal Domestic Subsidiary that results in such Domestic Subsidiary becoming a Principal Domestic Subsidiary), the Company shall (or shall cause the relevant Subsidiary to), unless a Guarantee Release Date shall have occurred prior to such 30th day, cause such Principal Domestic Subsidiary (or Domestic Subsidiary receiving such investment(s)) to become a party to the New Guarantee.
(c)    The Company shall use its commercially reasonable efforts, during any New Guarantee Requirement Period, to cause any domestic joint venture that is an Excluded Subsidiary pursuant to clause (e) of the definition of “Excluded Subsidiary” but that would otherwise be a Principal Domestic Subsidiary and in which the Company directly or indirectly owns at least 80% of the voting or economic interest, to become a New Guarantor (it being understood that such efforts shall not require any economic or other significant concession with respect to the terms of such joint venture arrangements).”

(xii)    Section 7.7 shall be amended and restated to read in its entirety as follows:

“7.7 Fundamental Changes. (a) The Company will not merge or consolidate with any other Person unless no Default or Event of Default is continuing after giving effect to such transaction and (i) it shall be the continuing entity or (ii) (A) the Person formed by or surviving such merger or consolidation shall be an entity organized or existing under the laws of the United States, any state thereof, or the District of Columbia that expressly assumes all the obligations of the Company under the Loan Documents pursuant to a supplement or amendment to this Agreement and each other Loan Document reasonably satisfactory to the Administrative Agent, (B) during any New Guarantee Period, each New Guarantor reaffirms its obligations under the Loan Documents and (C) the Administrative Agent shall have received an opinion of counsel reasonably satisfactory to the Administrative Agent and consistent with the opinions delivered on the Closing Date with respect to the Company.

(b)    No Significant Guarantor shall merge or consolidate with any other Person unless (i) the Company or another Subsidiary Guarantor shall be the continuing entity or (ii) in connection with an asset sale permitted by Section 7.5.”

(xiii)     Sections 8(c), 8(d), 8(e) and 8(h) shall be amended by replacing the words “or any Significant Guarantor” each time they appear with the words “ or, during any New Guarantee Period, any Significant New Guarantor”;

(xiv)    Section 8(f) shall be amended by (x) deleting the words “any Significant Guarantor,” both times they appear and (y) replacing the expression “or Ford Canada” each time that it appears with the expression “, Ford Canada or, during any New Guarantee Period, any Significant New Guarantor”;

(xv)     Section 8(j) shall be amended by (x) deleting the words “of any Significant Guarantor or” therefrom and (y) adding, following the words “the Guarantee”, the words “,

or, during any New Guarantee Period, the guarantee of any Significant New Guarantor under the New Guarantee,”; and

(xvi) Section 10.1(d)(i)(C) shall be amended and restated to read in its entirety as follows:

“the agreement and acknowledgement by the Company and, during any New Guarantee Period, each New Guarantor, that the Guarantee or the New Guarantee, as applicable, covers the Obligations of such Subsidiary,”

(bb)        Section 10.15 shall be amended by adding a new clause (e) at the end thereof to read in its entirety as follows:
“(e)     Immediately upon the occurrence of any Guarantee Release Date, the New Guarantee and all obligations (other than as expressly provided therein) of each Guaranteed Party and each New Guarantor thereunder shall terminate, all without delivery of any instrument or performance of any act by any party. In connection with any such termination, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) to take, and the Administrative Agent hereby agrees to take promptly, any action reasonably requested by the Company having the effect of releasing, or evidencing the release of, the obligations of any New Guarantor under the New Guarantee.”
(cc)        Schedule 1.1A (Commitments) to the Existing Credit Agreement is hereby amended and restated in its entirety to reflect, under the heading “Following the Seventh Amendment”, (i) the elections made by the Revolving Lenders party hereto that elect, on their respective signature pages hereto, to extend the Revolving Termination Date in respect of their existing Revolving Commitments (each, an “Extending Lender”) and, as provided on such signature pages and in the instructions thereto, reduce or increase the amount of such existing Revolving Commitments and (ii) the addition of the additional financial institutions party hereto as 2015 Revolving Lenders (each, a “New Revolving Lender”) with 2015 Revolving Commitments in the amounts set forth on their respective signature pages hereto. Each Revolving Lender party hereto hereby authorizes the Administrative Agent to compile such modified Schedule 1.1A (Commitments) reflecting such elections, increases, reductions and additions, and attach such modified Schedule 1.1A (Commitments) to the Credit Agreement.
(dd)        Schedule 1.1D (Initial Subsidiary Guarantors) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1.1D hereto.
(ee)        Schedule 1.1F (Principal Trade Names) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1.1F hereto.
(ff)        Schedule 1.1G (Pricing Grid) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1.1G hereto.
(gg)    Exhibit V hereto is hereby added as Exhibit V to the Existing Credit Agreement.

Except as set forth above, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof in effect immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Credit Agreement.
SECTION 2.    Waiver. Pursuant to Section 10.1(a) of the Existing Credit Agreement, the Company and the Required Lenders hereby waive Sections 2.24(a) and 2.32 of the Existing Credit Agreement to the extent necessary to permit the increases, decreases and extensions, on a non-pro-rata basis, of the Revolving Commitments of Extending Lenders contemplated by this Amendment Agreement and the addition of the New Revolving Lenders as 2015 Revolving Lenders under the Credit Agreement with the respective 2015 Revolving Commitments set forth on Schedule 1.1A (Commitments) hereto.
SECTION 3.    Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment Agreement, the Company hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    (i) The Company has the requisite power and authority to execute, deliver and perform its obligations under this Amendment Agreement, has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment Agreement and has duly executed and delivered this Amendment Agreement and (ii) this Amendment Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)    As of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
(c)    Each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
SECTION 4.    Effectiveness of this Amendment Agreement. The effectiveness of this Amendment Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Amendment Effective Date”):
(a)    The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Company, each Subsidiary Guarantor, the Required Lenders, the Majority Revolving Lenders, each Extending Lender, the Administrative Agent, each Issuing Lender, each Swingline Lender and each New Revolving Lender.
(b)    The Administrative Agent shall have received legal opinions, dated the Amendment Effective Date, of (i) Davis Polk & Wardwell LLP, New York counsel to the Company, (ii) Richards, Layton & Finger, P.A., Delaware counsel to the Company and (iii) an associate general counsel of the Company, in each case addressed to the Lenders, the Administrative Agent, the Collateral Trustee and

each Issuing Lender as to matters previously agreed between the Company and the Administrative Agent.
(c)    The Administrative Agent shall have received from the Company, for the account of each Extending Lender and New Revolving Lender (as defined in the Instructions to Signature Page to Seventh Amendment attached hereto), an extension fee (the “Revolver Extension Fee”) in an amount equal to 0.25% of the 2015 Revolving Commitments of such Extending Lender and New Revolving Lender.
SECTION 5.    Effect of this Amendment Agreement. (A) Except as expressly set forth herein, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.    Continuing Liens and Guarantee Obligations. Each of the Company and the Subsidiary Guarantors hereby confirms the Liens granted by it under each of the Loan Documents to which it is party and agrees that such Liens shall continue in full force and effect for the benefit of the Secured Parties, securing its Secured Obligations (as defined in the Collateral Trust Agreement).
The Subsidiary Guarantors confirm the guarantees of the Guaranteed Obligations (as defined in the Guarantee) granted by them under the Guarantee to which they are a party and agree that such guarantees shall continue in full force and effect for the benefit of the Guaranteed Parties (as defined in the Guarantee).
SECTION 7.    Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8.    Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
SECTION 9.    Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 10.    Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

FORD MOTOR COMPANY
By:	/s/ Marion B. Harris
Name: Marion B. Harris
Title: Assistant Treasurer

3000 SCHAEFER ROAD COMPANY
FORD EUROPEAN HOLDINGS LLC
FORD GLOBAL TECHNOLOGIES, LLC
FORD HOLDINGS LLC
FORD INTERNATIONAL CAPITAL LLC
FORD MEXICO HOLDINGS, INC.
FORD MOTOR SERVICE COMPANY
FORD TRADING COMPANY, LLC
FORD COMPONENT SALES, LLC

By:	/s/ Brian E. Schaaf
Name: Brian E. Schaaf
Title: Treasurer/Assistant Treasurer

GRUPO FORD, S. DE R.L. DE C.V.
By:	/s/ Marisol Gonzalez Ortega
Name: Marisol Gonzalez Ortega
Title: Legal Affairs Director
By:	/s/ M. A. Alcaraz
Name: M. A. Alcaraz
Title: Accounting Director

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

SCHEDULE 1.1D
INITIAL SUBSIDIARY GUARANTORS

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation	Principal Place of Business
3000 Schaefer Road Company	Corporation	Yes	144453	38-1906301	Michigan	Michigan
Ford European Holdings LLC	Limited Liability Company	Yes	2974559	38-3442908	Delaware	Michigan
Ford Global Technologies, LLC	Limited Liability Company	Yes	3593792	38-6058810	Delaware	Michigan
Ford Holdings LLC	Limited Liability Company	Yes	2206682	38-2890269	Delaware	Michigan
Ford International Capital LLC*	Limited Liability Company	Yes	4467134	26-1538425	Delaware	Michigan
Ford Mexico Holdings, Inc.*	Corporation	Yes	3281198	38-3563830	Delaware	Michigan
Ford Motor Service Company	Corporation	Yes	486480	38-3364381	Michigan	Michigan
Ford Trading Company, LLC	Limited Liability Company	Yes	2919002	38-0549190	Delaware	Michigan
Ford Component Sales, LLC	Limited Liability Company	Yes	2830472	38-3384550	Delaware	Michigan
Grupo Ford, S. de R.L. de C.V.*	Sociedad de Responsibilidad Limitada (Limited Liability Company)	Yes	N/A	GFO980731KT5	Mexico	Mexico

_______________________________

*Guarantee has limited recourse to the pledged assets of the relevant entity.

SCHEDULE 1.1F
PRINCIPAL TRADE NAMES
PRINCIPAL TRADE NAMES

Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
FORD	75/791223	2-Sep-1999	2884529	14-Sep-2004	Registered	Ford Motor Company
FORD	76/276458	23-Jun-2001	2591313	9-Jul-2002	Registered	Ford Motor Company
FORD	76/276250	23-Jun-2001	2620725	17-Sep-2002	Registered	Ford Motor Company
FORD	75/684950	16-Apr-1999	2435821	13-Mar-2001	Registered	Ford Motor Company
FORD	75/426509	30-Jan-1998	2324877	29-Feb-2000	Registered	Ford Motor Company
FORD	75/426510	30-Jan-1998	2324878	29-Feb-2000	Registered	Ford Motor Company
FORD	75/318112	1-Jul-1997	2151044	14-Apr-1998	Registered	Ford Motor Company
FORD	75/318191	1-Jul-1997	2208413	8-Dec-1998	Registered	Ford Motor Company
FORD	74/502268	21-Mar-1994	1874207	17-Jan-1995	Registered	Ford Motor Company
FORD	74/429898	26-Aug-1993	1868462	20-Dec-1994	Registered	Ford Motor Company
FORD	74/459531	18-Nov-1993	1871257	3-Jan-1995	Registered	Ford Motor Company
FORD	72/080525	31-Aug-1959	735475	31-Jul-1962	Registered	Ford Motor Company
FORD	74/459532	18-Nov-1993	1868251	20-Dec-1994	Registered	Ford Motor Company
FORD	74/459533	18-Nov-1993	1863728	22-Nov-1994	Registered	Ford Motor Company
FORD	74/459534	18-Nov-1993	1860957	1-Nov-1994	Registered	Ford Motor Company
FORD	74/459530	18-Nov-1993	1862561	15-Nov-1994	Registered	Ford Motor Company
FORD	74/459539	18-Nov-1993	2100574	30-Sep-1997	Registered	Ford Motor Company
FORD	74/459538	18-Nov-1993	1859783	25-Oct-1994	Registered	Ford Motor Company
FORD	72/002776	16-Feb-1956	643185	26-Mar-1957	Registered	Ford Motor Company
FORD	72/041632	2-Dec-1957	663771	1-Jul-1958	Registered	Ford Motor Company

Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
FORD	72/057947	27-Aug-1958	688483	17-Nov-1959	Registered	Ford Motor Company
FORD	73/666492	15-Jun-1987	1474889	2-Feb-1988	Registered	Ford Motor Company
FORD	73/802743	26-May-1989	1575166	2-Jan-1990	Registered	Ford Motor Company
FORD	73/802764	26-May-1989	1574366	2-Jan-1990	Registered	Ford Motor Company
FORD	73/802765	26-May-1989	1574747	2-Jan-1990	Registered	Ford Motor Company
FORD	74/657592	28-Mar-1995	2007196	8-Oct-1996	Registered	Ford Motor Company
FORD	74/231430	17-Dec-1991	1741469	22-Dec-1992	Registered	Ford Motor Company
FORD	74/657593	28-Mar-1995	2034369	28-Jan-1997	Registered	Ford Motor Company
FORD	74/658388	28-Mar-1995	2005281	1-Oct-1996	Registered	Ford Motor Company
FORD	74/735607	28-Sep-1995	1973145	7-May-1996	Registered	Ford Motor Company
FORD	75/035012	20-Dec-1995	2045664	18-Mar-1997	Registered	Ford Motor Company
FORD	75/035042	20-Dec-1995	2304426	28-Dec-1999	Registered	Ford Motor Company
FORD	75/077982	25-Mar-1996	2018005	19-Nov-1996	Registered	Ford Motor Company
FORD	75/164698	12-Sep-1996	2063517	20-May-1997	Registered	Ford Motor Company
FORD	75/164745	12-Sep-1996	2059525	6-May-1997	Registered	Ford Motor Company
FORD	75/183730	18-Oct-1996	2089375	19-Aug-1997	Registered	Ford Motor Company
FORD	78/622109	4-May-2005	3046210	17-Jan-2006	Registered	Ford Motor Company
FORD	78/622129	4-May-2005	3046211	17-Jan-2006	Registered	Ford Motor Company
FORD in Script - old v1	75/442222	28-Feb-1998	2205899	24-Nov-1998	Registered	Ford Motor Company
FORD in Script - old v1	71/041417	26-Mar-1909	74530	20-Jul-1909	Registered	Ford Motor Company
FORD in Script - old v1	71/041079	10-Apr-1909	74765	10-Aug-1909	Registered	Ford Motor Company
FORD in Script - old v1	71/086955	28-May-1915	115500	20-Feb-1917	Registered	Ford Motor Company

Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
FORD in Script - old v1	71/086954	28-May-1915	119956	25-Dec-1917	Registered	Ford Motor Company
FORD in Script - old v1	71/246606	30-Mar-1927	232051	30-Aug-1927	Registered	Ford Motor Company
FORD in Script - old v1	71/268595	25-Jun-1928	250230	4-Dec-1928	Registered	Ford Motor Company
FORD in Script - old v1	71/270542	3-Aug-1928	257500	11-Jun-1929	Registered	Ford Motor Company
FORD in Script - old v1	71/270584	4-Aug-1928	260470	27-Aug-1929	Registered	Ford Motor Company
FORD in Script - old v1	71/270583	4-Aug-1928	266453	21-Jan-1930	Registered	Ford Motor Company
FORD in Script - old v1	71/270581	4-Aug-1928	266454	21-Jan-1930	Registered	Ford Motor Company
FORD in Script - old v1	71272328	13-Sep-1928	266822	4-Feb-1930	Registered	Ford Motor Company
FORD in Script - old v1	71/398427	13-Oct-1937	361140	11-Oct-1938	Registered	Ford Motor Company
FORD in Script - old v1	71/399182	1-Nov-1937	361142	11-Oct-1938	Registered	Ford Motor Company
FORD in Script - old v1	427019	30-Dec-1939	377814	14-May-1940	Registered	Ford Motor Company
FORD in Script - old v1	71/427020	30-Dec-1939	377815	14-May-1940	Registered	Ford Motor Company
FORD in Script - old v1	71/427018	30-Dec-1939	380164	13-Aug-1940	Registered	Ford Motor Company
FORD in Script - old v1	71/431678	8-May-1940	383960	30-Dec-1980	Registered	Ford Motor Company
FORD in Script - old v1	71/427017	30-Dec-1939	386932	29-Apr-1941	Registered	Ford Motor Company
FORD in Script - old v1	71/447182	19-Sep-1941	395731	9-Jun-1942	Registered	Ford Motor Company
FORD in Script - old v1	73/802762	26-May-1989	1577830	16-Jan-1990	Registered	Ford Motor Company
FORD in Script - old v1	73/802766	26-May-1989	1577668	16-Jan-1990	Registered	Ford Motor Company
FORD in Script - old v1	73/802767	26-May-1989	1574367	2-Jan-1990	Registered	Ford Motor Company
FORD in Script - old v1	74/429886	26-Aug-1993	1836944	17-May-1994	Registered	Ford Motor Company
FORD in Script - old v1	74/459671	18-Nov-1993	1861632	8-Nov-1994	Registered	Ford Motor Company
FORD in Script - old v1	74/459537	18-Nov-1993	1858536	18-Oct-1994	Registered	Ford Motor Company

Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
FORD in Script - old v1	74/459557	18-Nov-1993	1863707	22-Nov-1994	Registered	Ford Motor Company
FORD in Script - old v1	74/459672	18-Nov-1993	1862507	15-Nov-1994	Registered	Ford Motor Company
FORD in Script - old v1	74/459673	18-Nov-1993	1861820	8-Nov-1994	Registered	Ford Motor Company
FORD in Script - old v1	74/459674	18-Nov-1993	1862563	15-Nov-1994	Registered	Ford Motor Company
FORD in Script - old v1	74/459675	18-Nov-1993	2092385	2-Sep-1997	Registered	Ford Motor Company
FORD in Script - old v1	74/459562	18-Nov-1993	1862593	15-Nov-1994	Registered	Ford Motor Company
FORD in Script - old v1	74/459563	18-Nov-1993	1863889	22-Nov-1994	Registered	Ford Motor Company
FORD in Script - old v1	74/657594	28-Mar-1995	2034370	28-Jan-1997	Registered	Ford Motor Company
FORD in Script - old v1	75/035007	20-Dec-1995	1997209	27-Aug-1996	Registered	Ford Motor Company
FORD in Script - old v1	75/164692	12-Sep-1996	2061633	13-May-1997	Registered	Ford Motor Company
FORD in Script - old v1	75/249529	28-Feb-1997	2105604	14-Oct-1997	Registered	Ford Motor Company
FORD in Script - old v1	75/249528	28-Feb-1997	2105603	14-Oct-1997	Registered	Ford Motor Company
FORD in Script in Oval	75/249541	28-Feb-1997	2107510	21-Oct-1997	Registered	Ford Motor Company
FORD in Script in Oval	75/318192	1-Jul-1997	2152612	21-Apr-1998	Registered	Ford Motor Company
FORD in Script in Oval	75/035014	20-Dec-1995	1995792	20-Aug-1996	Registered	Ford Motor Company
FORD in Script in Oval	73/538378	17-May-1985	1399080	1-Jul-1986	Registered	Ford Motor Company
FORD in Script in Oval	74/429889	26-Aug-1993	1872617	10-Jan-1995	Registered	Ford Motor Company
FORD in Script in Oval	74/441535	29-Sep-1993	1861801	8-Nov-1994	Registered	Ford Motor Company
FORD in Script in Oval	74/459551	18-Nov-1993	1855519	27-Sep-1994	Registered	Ford Motor Company
FORD in Script in Oval	74/459552	18-Nov-1993	1861631	8-Nov-1994	Registered	Ford Motor Company
FORD in Script in Oval	74/459555	18-Nov-1993	1863599	22-Nov-1994	Registered	Ford Motor Company
FORD in Script in Oval	74/459553	18-Nov-1993	1884819	21-Mar-1995	Registered	Ford Motor Company

Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
FORD in Script in Oval	74/459556	18-Nov-1993	1858537	18-Oct-1994	Registered	Ford Motor Company
FORD in Script in Oval	74/459558	18-Nov-1993	1863708	22-Nov-1994	Registered	Ford Motor Company
FORD in Script in Oval	74/459559	18-Nov-1993	1861819	8-Nov-1994	Registered	Ford Motor Company
FORD in Script in Oval	74/459560	18-Nov-1993	2088473	19-Aug-1997	Registered	Ford Motor Company
FORD in Script in Oval	74/459561	18-Nov-1993	1862562	15-Nov-1994	Registered	Ford Motor Company
FORD in Script in Oval	74/459565	18-Nov-1993	1862594	15-Nov-1994	Registered	Ford Motor Company
FORD in Script in Oval	74/459564	18-Nov-1993	1858695	18-Oct-1994	Registered	Ford Motor Company
FORD in Script in Oval	74/459554	18-Nov-1993	1863888	22-Nov-1994	Registered	Ford Motor Company
FORD in Script in Oval	74/502267	21-Mar-1994	1874206	17-Jan-1995	Registered	Ford Motor Company
FORD in Script in Oval	74/735606	28-Sep-1995	1973144	7-May-1996	Registered	Ford Motor Company
FORD in Script in Oval	75/020525	15-Nov-1995	1997203	27-Aug-1996	Registered	Ford Motor Company
FORD in Script in Oval	75/020547	15-Nov-1995	2088654	19-Aug-1997	Registered	Ford Motor Company
FORD in Script in Oval	75/020573	15-Nov-1995	1997205	27-Aug-1996	Registered	Ford Motor Company
FORD in Script in Oval	75/164697	12-Sep-1996	2067343	3-Jun-1997	Registered	Ford Motor Company
FORD in Script in Oval	75/164727	12-Sep-1996	2063518	20-May-1997	Registered	Ford Motor Company
FORD in Script in Oval	75/183729	18-Oct-1996	2095239	9-Sep-1997	Registered	Ford Motor Company
FORD in Script in Oval	75/183752	18-Oct-1996	2063550	20-May-1997	Registered	Ford Motor Company
FORD in Script in Oval	74/677597	19-May-1995	1949274	16-Jan-1996	Registered	Ford Motor Company
FORD in Script in Oval	78/337825	8-Dec-2003	2982130	2-Aug-2005	Registered	Ford Motor Company
FORD in Script in Oval	78/495317	6-Oct-2004			Pending	Ford Motor Company
FORD in Script in Oval in Blue	75/831222	19-Oct-1999	2601810	30-Jul-2002	Registered	Ford Motor Company
FORD in Script in Oval in Rectangle	73/537662	15-May-1985	1400808	15-Jul-1986	Registered	Ford Motor Company

Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
FORD in Script in Oval Reverse	74/265103	13-Apr-1992	1738379	8-Dec-1992	Registered	Ford Motor Company
LINCOLN	75/442223	28-Feb-1998	2204133	17-Nov-1998	Registered	Ford Motor Company
LINCOLN	75/478843	4-May-1998	2234340	23-Mar-1999	Registered	Ford Motor Company
LINCOLN	75/419707	20-Jan-1998	2292103	16-Nov-1999	Registered	Ford Motor Company
LINCOLN	75/249531	28-Feb-1997	2107509	21-Oct-1997	Registered	Ford Motor Company
LINCOLN	73/401444	1-Nov-1982	1311148	25-Dec-1984	Registered	Ford Motor Company
LINCOLN	75/684951	16-Apr-1999	2326565	7-Mar-2000	Registered	Ford Motor Company
LINCOLN	71/544440	16-Dec-1947	511662	28-Jun-1949	Registered	Ford Motor Company
LINCOLN	74/429887	26-Aug-1993	1900768	20-Jun-1995	Registered	Ford Motor Company
LINCOLN	74/441531	29-Sep-1993	1858609	18-Oct-1994	Registered	Ford Motor Company
LINCOLN	74/459543	18-Nov-1993	1895870	30-May-1995	Registered	Ford Motor Company
LINCOLN	74/459667	18-Nov-1993	1909928	8-Aug-1995	Registered	Ford Motor Company
LINCOLN	74/459548	18-Nov-1993	1893096	9-May-1995	Registered	Ford Motor Company
LINCOLN	74/459544	18-Nov-1993	1934658	14-Nov-1995	Registered	Ford Motor Company
LINCOLN	74/459545	18-Nov-1993	1950011	23-Jan-1996	Registered	Ford Motor Company
LINCOLN	74/459546	18-Nov-1993	1934659	14-Nov-1995	Registered	Ford Motor Company
LINCOLN	74/459549	18-Nov-1993	1950012	23-Jan-1996	Registered	Ford Motor Company
LINCOLN	75/077983	25-Mar-1996	2018006	19-Nov-1996	Registered	Ford Motor Company
LINCOLN	75/077984	25-Mar-1996	2018007	19-Nov-1996	Registered	Ford Motor Company
LINCOLN	75/145828	6-Aug-1996	2040815	25-Feb-1997	Registered	Ford Motor Company
LINCOLN	75/848381	15-Nov-1999	2433244	6-Mar-2001	Registered	Ford Motor Company
LINCOLN (Stylized)	71/174171	24-Jan-1923	170692	5-Jan-1968	Registered	Ford Motor Company

Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
FORD MUSTANG	74/602729	23-Nov-1994	2194488	13-Oct-1998	Registered	Ford Motor Company
FORD MUSTANG	75/035011	20-Dec-1995	2068810	10-Jun-1997	Registered	Ford Motor Company
FORD MUSTANG & Horse & Bars Device	74/602712	23-Nov-1994	2190167	22-Sep-1998	Registered	Ford Motor Company
MUSTANG	75/249548	28-Feb-97	2101717	30-Sep-97	Registered	Ford Motor Company
MUSTANG	75/249543	28-Feb-97	2101714	30-Sep-97	Registered	Ford Motor Company
MUSTANG	78/150685	05-Aug-02	2770412	30-Sep-03	Registered	Ford Motor Company
MUSTANG	73533611	22-Apr-85	1467208	01-Dec-87	Registered	Ford Motor Company
MUSTANG	74/429895	26-Aug-93	1922186	26-Sep-95	Registered	Ford Motor Company
MUSTANG	74/460170	18-Nov-93	1858362	18-Oct-94	Registered	Ford Motor Company
MUSTANG	74/460181	18-Nov-93	1914604	29-Aug-95	Registered	Ford Motor Company
MUSTANG	74/460173	18-Nov-93	1910094	08-Aug-95	Registered	Ford Motor Company
MUSTANG	74/460172	18-Nov-93	1917997	12-Sep-95	Registered	Ford Motor Company
MUSTANG	74/459669	18-Nov-93	1918103	12-Sep-95	Registered	Ford Motor Company
MUSTANG	74/459670	18-Nov-93	1858696	18-Oct-94	Registered	Ford Motor Company
MUSTANG	74/467634	09-Dec-93	1975210	21-May-96	Registered	Ford Motor Company
MUSTANG	74/467633	09-Dec-93	1997313	27-Aug-96	Registered	Ford Motor Company
MUSTANG	75/020566	15-Nov-95	1995783	20-Aug-96	Registered	Ford Motor Company
MUSTANG	75/020568	15-Nov-95	1998459	03-Sep-96	Registered	Ford Motor Company
MUSTANG	75/035004	20-Dec-95	1995791	20-Aug-96	Registered	Ford Motor Company
MUSTANG	75/035016	20-Dec-95	1995793	20-Aug-96	Registered	Ford Motor Company
MUSTANG	75/105462	16-May-96	2111765	11-Nov-97	Registered	Ford Motor Company
MUSTANG	75/105461	16-May-96	2109925	28-Oct-97	Registered	Ford Motor Company

Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
MUSTANG	75/105460	16-May-96	2032384	21-Jan-97	Registered	Ford Motor Company
MUSTANG	75/164690	12-Sep-96	2059520	06-May-97	Registered	Ford Motor Company
MUSTANG	75/164696	12-Sep-96	2061634	13-May-97	Registered	Ford Motor Company
MUSTANG	75/164744	12-Sep-96	2059524	06-May-97	Registered	Ford Motor Company
MUSTANG	78/965274	31-Aug-06			Pending	Ford Motor Company
MUSTANG & Horse & Bars Device	74/602716	23-Nov-94	2175903	28-Jul-98	Registered	Ford Motor Company
MUSTANG 350 GT Configuration	75/603700	11-Dec-98	2733631	08-Jul-03	Registered	Ford Motor Company
MUSTANG Bottle Configuration	74/602720	23-Nov-94	2041086	25-Feb-97	Registered	Ford Motor Company
MUSTANG COBRA	75/423961	27-Jan-98	2203019	10-Nov-98	Registered	Ford Motor Company
MUSTANG COBRA	74/516957	25-Apr-94	2191112	22-Sep-98	Registered	Ford Motor Company
MUSTANG Convertible Configuration	75/603706	11-Dec-98	2722928	10-Jun-03	Registered	Ford Motor Company
MUSTANG GT-R	78/364566	09-Feb-04			Pending	Ford Motor Company
MUSTANG Horse & Bars Device	74/178102	20-Jun-91	1686288	12-May-92	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/459536	18-Nov-93	1915963	05-Sep-95	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/459569	18-Nov-93	1917683	12-Sep-95	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/459575	18-Nov-93	1921847	26-Sep-95	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/459567	18-Nov-93	1917841	12-Sep-95	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/459568	18-Nov-93	1909960	08-Aug-95	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/459571	18-Nov-93	1917974	12-Sep-95	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/459572	18-Nov-93	1917996	12-Sep-95	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/459573	18-Nov-93	1918040	12-Sep-95	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/459574	18-Nov-93	1918102	12-Sep-95	Registered	Ford Motor Company

Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
MUSTANG Horse & Bars Device	74/459566	18-Nov-93	1865873	06-Dec-94	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/467734	09-Dec-93	1975212	21-May-96	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/467733	09-Dec-93	2000190	10-Sep-96	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/467682	09-Dec-93	1975211	21-May-96	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/467651	09-Dec-93	1980012	11-Jun-96	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/472997	20-Dec-93	1942031	19-Dec-95	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/516999	25-Apr-94	1991704	06-Aug-96	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	74/577360	23-Sep-94	1975419	21-May-96	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	75/020527	15-Nov-95	2000111	10-Sep-96	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	75/164743	12-Sep-96	2065287	27-May-97	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	75/183751	18-Oct-96	2070085	10-Jun-97	Registered	Ford Motor Company
MUSTANG Horse & Bars Device	75/183754	18-Oct-96	2070087	10-Jun-97	Registered	Ford Motor Company
MUSTANG Running Horse Device	73/590492	28-Mar-86	1416549	11-Nov-86	Registered	Ford Motor Company
MUSTANG Running Horse Device	75/318188	01-Jul-97	2156985	12-May-98	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/460066	18-Nov-93	1975199	21-May-96	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/460174	18-Nov-93	1858363	18-Oct-94	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/460162	18-Nov-93	1917842	12-Sep-95	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/460195	18-Nov-93	1859697	25-Oct-94	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/463326	24-Nov-93	1922085	26-Sep-95	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/460161	18-Nov-93	1918041	12-Sep-95	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/462573	24-Nov-93	1918104	12-Sep-95	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/460160	18-Nov-93	1858697	18-Oct-94	Registered	Ford Motor Company

Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
MUSTANG Running Horse Device	74/462972	24-Nov-93	1975202	21-May-96	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/472999	20-Dec-93	1922192	26-Sep-95	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/658387	28-Mar-95	2111045	04-Nov-97	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/658390	28-Mar-95	2239097	13-Apr-99	Registered	Ford Motor Company
MUSTANG Running Horse Device	74/658389	28-Mar-95	2016456	12-Nov-96	Registered	Ford Motor Company
MUSTANG Running Horse Device	75/020565	15-Nov-95	2000115	10-Sep-96	Registered	Ford Motor Company
MUSTANG Running Horse Device	75/020570	15-Nov-95	2000118	10-Sep-96	Registered	Ford Motor Company
MUSTANG Running Horse Device	75/164726	12-Sep-96	2070024	10-Jun-97	Registered	Ford Motor Company
MUSTANG Running Horse Device	75/164728	12-Sep-96	2067344	03-Jun-97	Registered	Ford Motor Company
MUSTANG Running Horse Device	75/164742	12-Sep-96	2067346	03-Jun-97	Registered	Ford Motor Company
MUSTANG Running Horse Device	78/965242	31-Aug-06			Pending	Ford Motor Company
MUSTANG Running Horses, Four	74/526172	18-May-94	2175226	21-Jul-98	Registered	Ford Motor Company
MUSTANG Shadowed Running Horse Device	74/475080	23-Dec-93	2070156	10-Jun-97	Registered	Ford Motor Company
MUSTANG Shadowed Running Horse Device	74/658391	28-Mar-95	2034378	28-Jan-97	Registered	Ford Motor Company
TRADE DRESS MUSTANG TAILLIGHTS	76/598672	21-Jun-04	3052329	31-Jan-06	Registered	Ford Motor Company
TRADE DRESS OF MUSTANG C-SCOOP	76/598674	21-Jun-04	3052331	31-Jan-06	Registered	Ford Motor Company
TRADE DRESS OF MUSTANG HEADLIGHTS	76/598561	21-Jun-04	3064774	07-Mar-06	Registered	Ford Motor Company
TRADE DRESS OF MUSTANG ROOF LINE	76/598673	21-Jun-04	3052330	31-Jan-06	Registered	Ford Motor Company

OTHER PRINCIPAL TRADE NAMES

Other Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
FORD EXPLORER	74/706993	27-Jul-1995	1958163	20-Feb-1996	Registered	Ford Motor Company
EXPLORER	75/424069	27-Jan-98	2196097	13-Oct-98	Registered	Ford Motor Company
EXPLORER	75/318004	01-Jul-97	2153902	28-Apr-98	Registered	Ford Motor Company
EXPLORER	73/306648	20-Apr-81	1193137	06-Apr-82	Registered	Ford Motor Company
EXPLORER	74/429890	26-Aug-93	1845751	19-Jul-94	Registered	Ford Motor Company
EXPLORER	74/460059	18-Nov-93	1909154	01-Aug-95	Registered	Ford Motor Company
EXPLORER	74/460189	18-Nov-93	2014679	12-Nov-96	Registered	Ford Motor Company
EXPLORER	74/468026	09-Dec-93	2292940	16-Nov-99	Registered	Ford Motor Company
EXPLORER	74/468002	09-Dec-93	1905010	11-Jul-95	Registered	Ford Motor Company
EXPLORER	75/020574	15-Nov-95	2064621	27-May-97	Registered	Ford Motor Company
EXPLORER SPORT	74/514307	19-Apr-94	1882071	07-Mar-95	Registered	Ford Motor Company
EXPLORER SPORT TRAC	75/580621	02-Nov-98	2435705	13-Mar-01	Registered	Ford Motor Company
EXPLORER XLS	75/528818	31-Jul-98	2520546	18-Dec-01	Registered	Ford Motor Company
F-150	75/318148	01-Jul-97	2151046	14-Apr-98	Registered	Ford Motor Company
F-150	74/462962	24-Nov-93	2044023	11-Mar-97	Registered	Ford Motor Company
F-150	74/462567	24-Nov-93	1893178	09-May-95	Registered	Ford Motor Company
F-150	74/462961	24-Nov-93	2044022	11-Mar-97	Registered	Ford Motor Company
F-150	74/640056	01-Mar-95	2003682	24-Sep-96	Registered	Ford Motor Company
F-150	74/706997	27-Jul-95	1958166	20-Feb-96	Registered	Ford Motor Company
F-150	75/388214	12-Nov-97	2198520	20-Oct-98	Registered	Ford Motor Company
F-150 Configuration	75/604081	11-Dec-98	2733633	08-Jul-03	Registered	Ford Motor Company
F-150 HERITAGE	78/227715	19-Mar-03			Pending	Ford Motor Company

Other Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
F-150 PLATINUM	77/026074	20-Oct-06			Pending	Ford Motor Company
F-150 SUPER CAB Configuration	75/603777	11-Dec-98	2720229	03-Jun-03	Registered	Ford Motor Company
F-250	76/114799	23-Aug-00	2485114	04-Sep-01	Registered	Ford Motor Company
F-250/F-350 GRILLE TRADE DRESS	78/759326	22-Nov-05			Pending	Ford Motor Company
F-350	76/114782	23-Aug-00	2490569	18-Sep-01	Registered	Ford Motor Company
F-450	78/589061	17-Mar-05			Pending	Ford Motor Company
F-550	78/589065	17-Mar-05			Pending	Ford Motor Company
F-750	78/589067	17-Mar-05			Pending	Ford Motor Company
F-SERIES	78/338321	09-Dec-03	3096400	23-May-06	Registered	Ford Motor Company
MERCURY	75/318005	1-Jul-1997	2153903	28-Apr-1998	Registered	Ford Motor Company
MERCURY	75/684952	16-Apr-1999	2324484	29-Feb-2000	Registered	Ford Motor Company
MERCURY	74/429897	26-Aug-1993	1836946	17-May-1994	Registered	Ford Motor Company
MERCURY	74/460201	18-Nov-1993	1926997	17-Oct-1995	Registered	Ford Motor Company
MERCURY	74/460051	18-Nov-1993	1921868	26-Sep-1995	Registered	Ford Motor Company
MERCURY	74/460199	18-Nov-1993	1942013	19-Dec-1995	Registered	Ford Motor Company
MERCURY	74/460177	18-Nov-1993	1947905	16-Jan-1996	Registered	Ford Motor Company
MERCURY	74/460178	18-Nov-1993	1957016	20-Feb-1996	Registered	Ford Motor Company
MERCURY	74/460179	18-Nov-1993	1957017	20-Feb-1996	Registered	Ford Motor Company
MERCURY	74/460222	18-Nov-1993	1899012	13-Jun-1995	Registered	Ford Motor Company
MERCURY	74/460180	18-Nov-1993	1994327	20-Aug-1996	Registered	Ford Motor Company
MERCURY	74/468028	9-Dec-1993	1960799	5-Mar-1996	Registered	Ford Motor Company
MERCURY	75/145829	6-Aug-1996	2040816	25-Feb-1997	Registered	Ford Motor Company

Other Principal Trade Name	App. No.	Filing Date	Reg. No.	Reg. Date	Status	Owner
MERCURY	78/472296	24-Aug-2004			Pending	Ford Motor Company
MERCURY (Stylized)	71/409350	8-Aug-1938	365585	14-Mar-1939	Registered	Ford Motor Company

EXHIBIT V

GUARANTEE
AGREEMENT
made by
The Subsidiaries of Ford Motor Company party hereto
in favor of
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
Dated as of _________ __, 20__

GUARANTEE AGREEMENT
GUARANTEE AGREEMENT, dated as of _________ __, 20__, made by the Subsidiaries of Ford Motor Company signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of December 15, 2006 and amended and restated as of November 24, 2009 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Ford Motor Company (the “Company”), the Subsidiary Borrowers from time to time parties thereto (the “Subsidiary Borrowers”), the Lenders and the Administrative Agent and the other agents named therein.
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Company and the Subsidiary Borrowers upon the terms and subject to the conditions set forth therein;
WHEREAS, each of the Company and the Subsidiary Borrowers is a member of an affiliated group of companies that includes each other Guarantor;
WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Company and the Subsidiary Borrowers to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;
WHEREAS, the Company, the Subsidiary Borrowers and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;
WHEREAS, pursuant to Section 6.7(a) of the Credit Agreement, each of the Guarantors is required to execute and deliver this Agreement to the Administrative Agent within 30 days after the occurrence of a Guarantee Reinstatement Date; and
WHEREAS, a Guarantee Reinstatement Date has occurred;
NOW, THEREFORE, in consideration of the premises and to induce the Lenders to continue to make their respective extensions of credit to the Company and the Subsidiary Borrowers under the Credit Agreement, each Guarantor hereby agrees with the Administrative Agent, as follows:
SECTION 1. DEFINED TERMS
1.1    Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(b)    The following terms shall have the following meanings:

“Agreement”: this Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
“Guaranteed Obligations”: the collective reference to all Obligations.
“Guaranteed Parties”: the Administrative Agent, the Lenders and each other Person that holds a Guaranteed Obligation.
“paid in full” or “payment in full”: with respect to any Guaranteed Obligations or the obligations of any Guarantor under Section 2, the payment in full in cash of the principal of, accrued (but unpaid) interest (including Post-Petition Interest) and premium, if any, on all such Guaranteed Obligations or obligations and, with respect to letters of credit outstanding under the Credit Agreement, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Credit Agreement, in each case, after or concurrently with termination of all commitments thereunder and payment in full of all fees payable at or prior to the time such principal and interest are paid.
1.2    Other Definitional Provisions. (a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.
(b)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
SECTION 2. GUARANTEE
2.1    Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Administrative Agent, for the ratable benefit of itself, the Lenders and any other Person holding any Obligations and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company and the Subsidiary Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.
(b)    Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).
(c)    Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Guaranteed Parties hereunder.

(d)    The guarantee contained in this Section 2 shall remain in full force and effect until all the Guaranteed Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been paid in full, notwithstanding that from time to time during the term of the Credit Agreement the Company and the Subsidiary Borrowers may be free from any Obligations.
(e)    No payment made by any of the Company, the Subsidiary Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by any Guaranteed Party from any of the Company, the Subsidiary Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Guaranteed Obligations or any payment received or collected from such Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until the Guaranteed Obligations are paid in full.
2.2    Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to any Guaranteed Party, and each Guarantor shall remain liable to such Guaranteed Party for the full amount guaranteed by such Guarantor hereunder.
2.3    No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Guaranteed Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Guaranteed Party against any of the Company, any of the Subsidiary Borrowers or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Guaranteed Party for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company, any Subsidiary Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Guaranteed Parties by the Company and the Subsidiary Borrowers on account of the Guaranteed Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Guaranteed Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as specified in the applicable

Loan Documents.
2.4    Amendments, etc. with respect to the Guaranteed Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Guaranteed Obligations made by any Guaranteed Party may be rescinded by such Guaranteed Party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Guaranteed Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, the Majority Facility Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Guaranteed Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. No Guaranteed Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for the guarantee contained in this Section 2 or any property subject thereto.
2.5    Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Guaranteed Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the Guarantors’ obligations to enter into the guarantee contained in this Section 2 upon the occurrence of a Guarantee Reinstatement Date; and all dealings between any of the Company, any of the Subsidiary Borrowers and any of the Guarantors, on the one hand, and the Guaranteed Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the Guarantors’ obligations to enter into the guarantee contained in this Section 2 upon the occurrence of a Guarantee Reinstatement Date. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Company, any of the Subsidiary Borrowers or any of the Guarantors with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company, any Subsidiary Borrower or any other Person against any Guaranteed Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company, any Subsidiary Borrower or such

Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge or defense of a surety or guarantor or any other obligor on any obligation of the Company or any Subsidiary Borrower for its Guaranteed Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, any Subsidiary Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Guaranteed Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any Subsidiary Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any Subsidiary Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Guaranteed Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
2.6    Reinstatement. The guarantee of any Guarantor contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, any Subsidiary Borrower or any other Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company, any Subsidiary Borrower or any other Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
2.7    Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.
SECTION 3. MISCELLANEOUS
3.1    Setoff. In addition to any rights and remedies of the Guaranteed Parties provided by law, each Guaranteed Party shall have the right, without prior notice to the Company or any Subsidiary Borrower, any such notice being expressly waived by the Company and each Subsidiary Borrower to the extent permitted by applicable law, upon all the Obligations becoming due and payable (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Guaranteed Party to or for the credit or the account of the Company or such Subsidiary Borrower, as the case may be. Each Guaranteed Party agrees promptly to notify the Company and the Administrative Agent after any such setoff and application made by such Guaranteed Party; provided that the failure to give such notice shall not affect the validity of such setoff and application.
3.2    Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Guaranteed Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantors shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
3.3    Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.
3.4    Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.
3.5    No Waiver by Course of Conduct; Cumulative Remedies. No Guaranteed Party shall by any act (except by a written instrument pursuant to Section 3.3), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Guaranteed Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
3.6    Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Guaranteed

Parties and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.
3.7    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (and may be delivered by telecopy or by e-mail with a pdf copy or other replicating image attached), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
3.8    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
3.9    Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
3.10    Integration. This Agreement and the other Loan Documents represent the agreement of the Guarantors, the Administrative Agent , the Lenders and any other Person holding any Guaranteed Obligations with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any Lender or any other Person holding Guaranteed Obligations relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.
3.11    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
3.12    Submission To Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non‑exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, New York City, the United States District Court for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 3.4 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
3.13    Additional Guarantors. Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to Section 6.7 of the Credit Agreement, or that the Company desires to become a party to this Agreement, shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.
3.14    Releases. (a) Upon the satisfaction of the conditions set forth in Section 10.15(b) or 10.15(e) of the Credit Agreement, this Agreement and all obligations (other than those expressly stated to survive such termination) of each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.
(b)    Upon the sale of all the Capital Stock of any Guarantor to a Person (other than the Company or another Guarantor) pursuant to a transaction permitted (or not prohibited, as the case may be) by the Credit Agreement, and so long as no Notice of Acceleration is then in effect, such Guarantor shall be automatically released from its obligations hereunder, all without delivery of any instrument or performance of any act by any party.
(c)    Upon any termination of this Agreement or release of any Guarantor, the Administrative Agent shall take promptly any action reasonably requested by the Company terminating this Agreement and/or releasing the obligations of the applicable Guarantors hereunder or evidencing such termination or release.
3.15    WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.
[NAME OF GUARANTOR]
By:
Title:

Schedule 1
NOTICE ADDRESSES OF GUARANTORS

Annex 1 to
Guarantee Agreement
ASSUMPTION AGREEMENT, dated as of ________________, 20__ (the “Assumption Agreement”), made by ______________________________ (the “Additional Guarantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
W I T N E S S E T H :
WHEREAS, Ford Motor Company (the “Company”), the Subsidiary Borrowers from time to time parties thereto (the “Subsidiary Borrowers”), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of December 15, 2006 and amended and restated as of November 24, 2009 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, certain Subsidiaries of the Company have entered into the Guarantee Agreement dated as of __________ ___, 20__ (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) in favor of the Administrative Agent;
WHEREAS, the Credit Agreement requires, or the Company desires that, the Additional Guarantor to become a party to the Guarantee Agreement; and
WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement;
NOW, THEREFORE, IT IS AGREED:
1.    Guarantee Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 3.13 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 1 to the Guarantee Agreement.
2.    Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GUARANTOR]
By:___________________________
Name:
Title:

Annex 1-A to
Assumption Agreement
Supplement to Schedule 1